                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 31, 2002

                               ACXIOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                  0-13163                  71-0581897
 (State of Incorporation)  (Commission File Number)        (IRS Employer
                                                        Identification No.)

       P.O. BOX 8180, 1 INFORMATION WAY, LITTLE ROCK, ARKANSAS 72203-8180
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (501) 342-1000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events and Regulation FD Disclosure.

     Pursuant to Rule 135c of the  Securities  Act of 1933,  as amended,  Acxiom
Corporation hereby files its News Release dated January 31, 2002, announcing the pricing of its convertible  subordinated notes and announcing an increase in the amount of the convertible subordinated notes offering, attached as Exhibit 99.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

      99    Text of the Press Release.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         Acxiom Corporation

Date:    February 1, 2002                ___________________________________
                                         Catherine L. Hughes
                                         Secretary and Corporate Counsel